Capital Group Conservative Equity ETF
Investment portfolio
February 28, 2025
unaudited

Common stocks 96.40% Information technology 18.34%	Shares	Value (000)
Microsoft Corp.	39,441	$15,658
Apple, Inc.	38,127	9,221
Broadcom, Inc.	31,662	6,314
Accenture PLC, Class A	13,548	4,722
Texas Instruments, Inc.	18,858	3,696
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	13,578	2,451
Salesforce, Inc.	5,684	1,693
Oracle Corp.	10,082	1,674
Analog Devices, Inc.	7,046	1,621
KLA Corp.	2,008	1,423
Amphenol Corp., Class A	12,045	802
		49,275
Health care 16.45%
AbbVie, Inc.	48,037	10,041
UnitedHealth Group, Inc.	12,538	5,955
Abbott Laboratories	40,424	5,579
Gilead Sciences, Inc.	38,869	4,443
Eli Lilly and Co.	4,116	3,789
Amgen, Inc.	10,674	3,288
CVS Health Corp.	38,082	2,503
Medtronic PLC	23,161	2,131
Bristol-Myers Squibb Co.	31,591	1,884
AstraZeneca PLC (ADR)	18,895	1,440
Thermo Fisher Scientific, Inc.	2,216	1,172
GE HealthCare Technologies, Inc.	12,310	1,075
Danaher Corp.	4,324	899
		44,199
Industrials 15.44%
RTX Corp.	80,255	10,673
General Electric Co.	38,290	7,925
Union Pacific Corp.	19,126	4,718
Carrier Global Corp.	43,096	2,793
Paychex, Inc.	15,072	2,286
Automatic Data Processing, Inc.	6,333	1,996
Honeywell International, Inc.	8,991	1,914
BAE Systems PLC (ADR)	19,327	1,414
Stanley Black & Decker, Inc.	15,668	1,356
Northrop Grumman Corp.	2,804	1,295
FedEx Corp.	4,795	1,261
General Dynamics Corp.	4,873	1,231
Airbus SE, non-registered shares	6,238	1,072
Illinois Tool Works, Inc.	3,933	1,038
TFI International, Inc.	5,786	524
		41,496
Capital Group Conservative Equity ETF — Page 1 of 5

unaudited
Common stocks (continued) Financials 14.83%	Shares	Value (000)
JPMorgan Chase & Co.	24,204	$6,406
PNC Financial Services Group, Inc.	15,263	2,929
Morgan Stanley	21,615	2,877
Marsh & McLennan Companies, Inc.	11,699	2,782
Visa, Inc., Class A	7,493	2,718
Fidelity National Information Services, Inc.	38,126	2,711
Truist Financial Corp.	58,161	2,696
Chubb, Ltd.	9,267	2,646
Wells Fargo & Co.	26,565	2,081
Great-West Lifeco, Inc.[1]	51,052	1,896
Capital One Financial Corp.	8,306	1,666
Progressive Corp.	5,897	1,663
BlackRock, Inc.	1,365	1,335
S&P Global, Inc.	2,407	1,285
Blackstone, Inc.	7,136	1,150
State Street Corp.	11,070	1,098
Principal Financial Group, Inc.	11,620	1,035
East West Bancorp, Inc.	9,301	878
		39,852
Consumer staples 7.61%
Philip Morris International, Inc.	31,590	4,905
Mondelez International, Inc., Class A	63,175	4,058
Coca-Cola Co.	30,796	2,193
Hershey Co.	11,413	1,971
British American Tobacco PLC (ADR)	42,829	1,667
PepsiCo, Inc.	9,572	1,469
Procter & Gamble Co.	7,584	1,318
General Mills, Inc.	19,226	1,166
Nestlé SA	9,639	930
Constellation Brands, Inc., Class A	4,336	761
		20,438
Utilities 6.62%
CenterPoint Energy, Inc.	120,187	4,132
DTE Energy Co.	24,809	3,317
Constellation Energy Corp.	12,973	3,250
Sempra	35,351	2,530
Atmos Energy Corp.	13,038	1,984
Southern Co. (The)	17,776	1,596
Public Service Enterprise Group, Inc.	11,977	972
		17,781
Energy 4.26%
Exxon Mobil Corp.	36,905	4,109
TC Energy Corp.	49,986	2,237
TC Energy Corp.	41,335	1,849
ConocoPhillips	19,551	1,939
EOG Resources, Inc.	10,243	1,300
		11,434
Consumer discretionary 4.14%
Home Depot, Inc.	12,492	4,954
Starbucks Corp.	16,856	1,952
McDonald’s Corp.	5,721	1,764
Capital Group Conservative Equity ETF — Page 2 of 5

unaudited
Common stocks (continued) Consumer discretionary (continued)	Shares	Value (000)
Hasbro, Inc.	21,756	$1,417
D.R. Horton, Inc.	8,241	1,045
		11,132
Materials 3.83%
International Paper Co.	69,698	3,928
Linde PLC	8,015	3,743
Air Products and Chemicals, Inc.	8,321	2,631
		10,302
Communication services 3.18%
Meta Platforms, Inc., Class A	8,692	5,808
T-Mobile US, Inc.	5,195	1,401
Comcast Corp., Class A	37,050	1,329
		8,538
Real estate 1.70%
Welltower, Inc. REIT	16,932	2,599
Extra Space Storage, Inc. REIT	7,826	1,194
Prologis, Inc. REIT	6,180	766
		4,559
Total common stocks (cost: $247,760,000)		259,006
Short-term securities 3.96% Money market investments 3.47%
Capital Group Central Cash Fund 4.37%[2,3]	93,156	9,317
Money market investments purchased with collateral from securities on loan 0.49%
State Street Institutional U.S. Government Money Market Fund, Institutional Class 4.28%[2,4]	1,329,696	1,330
Total short-term securities (cost: $10,645,000)		10,647
Total investment securities 100.36% (cost: $258,405,000)		269,653
Other assets less liabilities (0.36)%		(974)
Net assets 100.00%		$268,679
Investments in affiliates3

	Value at 6/25/2024[5] (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 2/28/2025 (000)	Dividend or interest income (000)
Short-term securities 3.47%
Money market investments 3.47%
Capital Group Central Cash Fund 4.37%[2]	$—	$18,192	$8,877	$— [6]	$2	$9,317	$130

[1]	All or a portion of this security was on loan. The total value of all such securities was $1,407,000, which represented .52% of the net assets of the fund.
[2]	Rate represents the seven-day yield at 2/28/2025.
[3]	Part of the same "group of investment companies" as the fund as defined under the Investment Company Act of 1940, as amended.
[4]	Security purchased with cash collateral from securities on loan.
[5]	Commencement of operations.
[6]	Amount less than one thousand.
Capital Group Conservative Equity ETF — Page 3 of 5

unaudited
Valuation disclosures

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by accounting principles generally accepted in the United States of America. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open. Security transactions are recorded by the fund as of the date the trades are executed with brokers. Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date.
Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.
Equity securities, including depositary receipts, are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.
Fixed-income securities, including short-term securities, are generally valued at evaluated prices obtained from third-party pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.
Fixed-income class	Examples of standard inputs
All
Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)

Corporate bonds, notes & loans; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds“), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information.
Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by the fund’s investment adviser and approved by the board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security, restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, dealer or broker quotes, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security, and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of the fund is determined. Fair valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.
Capital Group Conservative Equity ETF — Page 4 of 5

unaudited
Processes and structure — The fund’s board of trustees has designated the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Committee”) to administer, implement and oversee the fair valuation process and to make fair value decisions. The Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation team. The Committee reviews changes in fair value measurements from period to period, pricing vendor information and market data, and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews facilitated by the investment adviser’s global risk management group. The Committee reports changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.
Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. At February 28, 2025, all of the fund’s investments were classified as Level 1.
Key to abbreviation(s)
ADR = American Depositary Receipts
REIT = Real Estate Investment Trust
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing.
You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.
All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.
Capital Client Group, Inc., member FINRA.
© 2025 Capital Group. All rights reserved.
ETGEFP3-315-0425
Capital Group Conservative Equity ETF — Page 5 of 5